UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                  APRIL 7, 2004


                                  XTRANA, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    0-14257                    58-1729436
(State or other jurisdiction        (Commission                (IRS Employer
        of incorporation)           File Number)             Identification No.)


       590 BURBANK STREET, SUITE 205, BROOMFIELD, COLORADO         80020
             (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (303) 466-4424


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ITEM 5. - OTHER EVENTS AND REGULATION FD DISCLOSURE

         On April 7, 2004, Xtrana, Inc. (the "Company") issued a press release announcing stockholder approval of the sale of the Company's intellectual property to the Applied Biosystems Group of Applera Corporation. The press release also announced that Applied Biosystems had delivered a $3,500,000 closing cash payment, and the Company had delivered its intellectual property rights, into an escrow account pending the final closing of the transaction. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1       Press release dated April 7, 2004


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


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 9, 2004                 XTRANA, INC.


                               /S/ JAMES H. CHAMBERLAIN
                              --------------------------------
                              James H. Chamberlain,
                              Chief Executive Officer


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


                                  EXHIBIT INDEX


EXHIBIT NUMBER         DESCRIPTION

    99.1               Press release dated April 7, 2004


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